UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2019
AQUAMED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)
Delaware	000-56066	26-4042544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2150 Cabot Boulevard, West Suite B Langhorne, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 702-8550
(Former name or former address, if changed since last report)
Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management
Item 5.01
Changes in Control of Registrant.

The information set forth in Item 8.01 related to the Distribution (as defined herein) is hereby incorporated by reference into this Item 5.01.
Section 7 — Regulation FD
Item 7.01
Regulation FD Disclosure.

In connection with the Distribution, on June 26, 2019, AquaMed Technologies, Inc. (“AquaMed”) posted a letter to its stockholders on its corporate website from Dave Johnson, the Chief Executive Officer of AquaMed. A copy of the letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.
Section 8 — Other Events
Item 8.01
Other Events.

On June 14, 2019, AquaMed filed with the Securities and Exchange Commission a Registration Statement on Form 10 (the “Registration Statement”), relating to the distribution by Adynxx, Inc. (which was known as Alliqua BioMedical, Inc. on the Record Date (as defined herein) and subsequently changed its name to Adynxx, Inc. on May 3, 2019 in connection with the closing of the previously announced reverse merger between private Adynxx, Inc. and Alliqua BioMedical, Inc.) (“Parent”) to holders of record of Parent common stock as of April 22, 2019 (the “Record Date”), previously declared by Alliqua BioMedical, Inc., of one share of AquaMed common stock, par value $0.001 per share, for every one share of Parent common stock held by such stockholders as of the Record Date (the “Distribution”). Prior to the Distribution, AquaMed was a wholly-owned subsidiary of Parent. In addition, as the Record Date was prior to the Parent’s six-for-one reverse stock split effective on May 3, 2019, the distribution ratio of one share of AquaMed common stock for each share of Parent common stock does not give effect to such reverse stock split. On June 21, 2019, the Registration Statement was declared effective by the Securities and Exchange Commission.
On June 21, 2019, Parent and AquaMed effected the Distribution, and as a result, AquaMed is now an independent public company. Following the Distribution, Parent retains no ownership interest in AquaMed. AquaMed intends to obtain a valuation of its common stock as soon as practicable to assess the tax impact, if any, that the Distribution will have on AquaMed’s stockholders.
Section 9 — Financial Statements and Exhibits
Item 9.01
Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Stockholder Letter, issued on June 26, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:   June 26, 2019
AQUAMED TECHNOLOGIES, INC.
By: /s/ David I. Johnson David I. Johnson Chief Executive Officer